Conformed







                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C.  20549



                                      Form 8-K





                                   CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934





         Date of Report (date of earliest event reported) March 12, 1996





                               Beneficial Corporation

               (Exact name of registrant as specified in its charter)





                 Delaware                1-1177             51-0003820

         (State or other jurisdic-    (Commission         (IRS Employer

         tion of incorporation)       File Number)     Identification No.)





         301 North Walnut Street, Wilmington, Delaware           19801

         (Address of principal executive offices)             (Zip Code)





         Registrant's telephone number, including area code (302)425-2500





                                     No Change

           (Former name or former address, if changed since last report)






         Item 5.  Other Events.





         The following is the text of a press release of Beneficial

         Corporation, a Delaware corporation, issued on March 12, 1996:







                BENEFICIAL CORPORATION ANNOUNCES HIGHLY SUCCESSFUL

                     TAX REFUND ANTICIPATION LOAN (RAL) SEASON





                                   March 12, 1996



         WILMINGTON, Del. -- Beneficial Corporation (NYSE: BNL) today announced that with the peak of the tax filing season now past,

         1996 appears to have been highly successful for Beneficial's tax refund anticipation loan (RAL) business.  Although the season is not yet complete and numbers are therefore preliminary, it appears that results will significantly exceed original expectations.



         Finn M. W. Caspersen, chairman and chief executive officer of

         Beneficial Corporation, commented, "After last season's very disappointing RAL net loss, we are particularly gratified by the resounding success this year.  Consumer demand for the product remains strong. The number of RALs processed may approach the

         2.7 million of last year. Moreover, of particular importance,

         collections of previously charged off amounts have been

         significantly beyond expectations.  Beneficial's highly

         sophisticated fraud and credit quality computer screen continues to function extremely effectively (as it did even last year)

         producing initial RAL delinquency figures well within plan.



         "Finally, the interface with the Internal Revenue Service has functioned particularly smoothly and efficiently, thanks to excellent cooperation from the IRS.



         "It now appears that full-year pretax profits from RAL may significantly exceed the prior-year peak of $56 million pretax recorded in 1993.  We now begin to look forward to another year of excellent results in 1997 and the continued alliance with H&R

         Block."



         Beneficial Corporation is a $15 billion, New York Stock

         Exchange-listed financial services holding company.  Subsidiaries of the Company provide financial services through their various consumer-finance, credit-card, banking and insurance operations located throughout the United States, Canada, the United Kingdom,

         Ireland and Germany.





                                     SIGNATURES



                   Pursuant to the requirements of the Securities Exchange

         Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            BENEFICIAL CORPORATION

                                                 (Registrant)





                                       By /s/ Samuel F. McMillan

                                          Samuel F. McMillan

                                          Senior Vice President

                                            and Treasurer



         Dated:  March 11, 1996